Exhibit 99.(a)(15)

                       ALLIANCEBERNSTEIN BOND FUND, INC.

                             ARTICLES OF AMENDMENT

                   (Changing its Name to AB Bond Fund, Inc.)

            AllianceBernstein Bond Fund, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore (hereinafter called the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: The charter of the Corporation is hereby amended by striking out Article SECOND and inserting in lieu thereof the following:

                  SECOND: The name of the corporation (hereinafter called the "Corporation") is AB Bond Fund, Inc.

            SECOND: The charter of the Corporation is hereby amended by changing the designations of certain of the issued and unissued shares of the Common Stock of the AllianceBernstein Intermediate Bond Portfolio, the AllianceBernstein Bond Inflation Strategy, the AllianceBernstein Municipal Bond Inflation Strategy, the AllianceBernstein All Market Real Return Portfolio, the AllianceBernstein Short-Term Inflation Strategy, the AllianceBernstein Limited Duration High Income Portfolio, the AllianceBernstein International Bond Portfolio, the AllianceBernstein Government Reserves Portfolio, the AllianceBernstein Tax-Aware Fixed Income Portfolio, the AllianceBernstein Floating Rate Strategies Fund, the AllianceBernstein Emerging Markets Debt Portfoio, the AllianceBernstein Emerging Markets Corporate Debt Portfolio, the AllianceBernstein High Yield Portfolio, the AllianceBernstien Mortgage Opportunities Portfolio, and the AllianceBernstein Credit Long-Short Portfolio as follows :

--------------------------------------------------------------- ----------------
    Current Name of Class of Series                      Amended Name
--------------------------------------------------------------- ----------------
AllianceBernstein Intermediate Bond          AB Intermediate Bond Portfolio
Portfolio

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class Z Common Stock                         Class Z Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein Bond Inflation Strategy    AB Bond Inflation Strategy

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class Z Common Stock                         Class Z Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein Municipal Bond             AB Municipal Bond Inflation
Inflation Strategy                           Strategy


Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein All Market Real Return     AB All Market Real Return Portfolio
Portfolio

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class Z Common Stock                         Class Z Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein Short-Term Inflation       AB Short-Term Inflation Strategy
Strategy

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein Limited Duration High      AB Limited Duration High Income
Income Portfolio                             Portfolio

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein International Bond         AB International Bond Portfolio
Portfolio

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein Government Reserves        AB Government Reserves Portfolio
Portfolio

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class 1 Common Stock                         Class Z Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein Tax-Aware Fixed Income     AB Tax-Aware Fixed Income Portfolio
Portfolio

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein Floating Rate              AB Floating Rate Strategies Fund
Strategies Fund

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class Z Common Stock                         Class Z Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein Emerging Markets           AB Emerging Markets Corporate Debt
Corporate Debt Portfolio                     Portfolio

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class Z Common Stock                         Class Z Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein Emerging Markets Debt      AB Emerging Markets Debt Portfolio
Portfolio

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class Z Common Stock                         Class Z Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein High Yield Portfolio       AB High Yield Portfolio

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class Z Common Stock                         Class Z Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein Mortgage Opportunities     AB Mortgage Opportunities Portfolio
Portfolio

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class Z Common Stock                         Class Z Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------
AllianceBernstein Credit Long-Short          AB Credit Long-Short Portfolio
Portfolio

Class A Common Stock                         Class A Common Stock
Class B Common Stock                         Class B Common Stock
Class C Common Stock                         Class C Common Stock
Advisor Class Common Stock                   Advisor Class Common Stock
Class R Common Stock                         Class R Common Stock
Class K Common Stock                         Class K Common Stock
Class I Common Stock                         Class I Common Stock
Class Z Common Stock                         Class Z Common Stock
Class 1 Common Stock                         Class 1 Common Stock
Class 2 Common Stock                         Class 2 Common Stock

--------------------------------------------------------------- ----------------

            THIRD: The amendment to the charter of the Corporation as herein set forth was approved by a majority of the entire Board of Directors of the Corporation. The charter amendment is limited to changes expressly permitted by
Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation. The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

            FOURTH: This amendment to the charter of the Corporation will be effective on January 20, 2015, as permitted by Section 2-610.1 of the Maryland General Corporation Law.

                          REMAINDER OF PAGE LEFT BLANK

IN WITNESS WHEREOF, AllianceBernstein Bond Fund, Inc. has caused these Articles of Amendment to be executed in its name and on its behalf by Robert M. Keith, President of the Corporation, and attested by Stephen J. Laffey, the Assistant Secretary of the Corporation, this 20th day of January, 2015. The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects, and that this statement is made under penalties for perjury.

                                               ALLIANCEBERNSTEIN BOND FUND, INC.

                                               By: /s/ Robert M. Keith
                                                   ------------------------
                                                   Robert M. Keith
                                                   President


ATTEST:

/s/ Stephen J. Laffey
--------------------------
Stephen J. Laffey
Assistant Secretary